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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 12, 1997
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                            BUCKEYE PARTNERS, L.P.
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                (Exact name of Registrant specified in Charter)


           Delaware               1-9356                   23-2432497
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       (State or Other         (Commission               (IRS Employee
       Jurisdiction of         File Number)          Identification No.)
       Incorporation)

                3900 Hamilton Boulevard
                Allentown, Pennsylvania                      18103
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       (Address of Principal Executive Offices)           (Zip Code)


         Registrant's telephone, including area code:  (610) 770-4700
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        (Former Name and Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
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     On August 12, 1997, the Partnership restructured the BMC Acquisition
Company Employee Stock Ownership Plan (the "ESOP") by replacing the ESOP's investment in BMC Acquisition Company Series A Convertible Preferred Stock, stated value $1,000 per share (the "BAC Preferred Stock"), with a beneficial ownership interest in LP Units representing limited partnership interests ("LP Units") issued by the Partnership (the "ESOP Restructuring"). Pursuant to the LP Unit Subscription Agreement, dated August 12, 1997 (the "LP Unit Subscription Agreement"), the Partnership issued 1,286,573 LP Units to Buckeye Pipe Line Services Company, a Pennsylvania corporation wholly owned by the ESOP ("Services"), in consideration for receiving the 63,000 shares of BAC Preferred Stock owned by the ESOP. On the same date, Services became the sponsor of the ESOP and the employer of all of the employees previously employed by Buckeye Pipe Line Company, the sole general partner and manager of each of the Partnership's operating partnerships (the "Manager"). Pursuant to an Exchange Agreement, dated August 12, 1997 (the "Exchange Agreement"), the BAC Preferred Stock received by the Partnership in exchange for the issuance of LP Units to Services (after being converted to BMC Acquisition Company Common Stock) was exchanged for, among other things, (i) the permanent release of the Partnership's obligation to reimburse Buckeye Management Company, the general partner of the Partnership (the "General Partner"), and its affiliates for certain senior executive compensation costs, and (ii) the reduction of the General Partner's incentive compensation under the Incentive Compensation Agreement (as discussed below).

     In connection with the ESOP Restructuring, the General Partner's $63 million, 15-year term loan (the "ESOP Loan") was restructured. The amount, term and interest rate applicable to the ESOP Loan were not changed, but the ESOP became the direct borrower under the ESOP Loan rather than the General Partner. The ESOP secured the ESOP Loan with, among other things, a pledge of the LP Units held by Services. The ESOP Loan is guaranteed by BMC Acquisition Company, the parent of the General Partner ("BAC"), the Manager, the General Partner and Services. The distributions on the LP Units held by the ESOP will be used to pay the principal and interest on the ESOP Loan. The General Partner will make an additional contribution to the ESOP (the "top-up contribution"), if necessary, to pay any balance due under the ESOP Loan. The top-up contribution would be reimbursed by the Partnership to the extent it exceeds certain reserves established by the General Partner for that purpose under the Exchange Agreement.

     The Incentive Compensation Agreement was amended as part of the ESOP Restructuring to provide that, subject to certain limitations and adjustments, if a quarterly cash distribution exceeds a target of $0.65 per LP Unit, the Partnership will pay the General Partner, in respect of each outstanding LP Unit, incentive compensation equal to (i) 15% of that portion of the distribution per LP Unit which exceeds the target quarterly amount of $0.65 but is not more than $0.70; plus (ii) 25% of the amount, if any, by which the quarterly distribution per LP Unit exceeds $0.70 but is not more than $0.75; plus (iii) 30% of the amount, if any, by which the

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quarterly distribution per LP Unit exceeds $0.75 but is not more than $0.80;
(iv) 35% of the amount, if any, by which the quarterly distribution per LP Unit exceeds $0.80 but is not more than $0.85; (v) 40% of the amount, if any, by which the quarterly distribution per LP Unit exceeds $0.85 but is not more than $1.05; and (vi) 45% of the amount, if any, by which the quarterly distribution per LP Unit exceeds $1.05. In the amended Incentive Compensation Agreement, the General Partner agreed not to receive any incentive compensation on distributions on the LP Units issued pursuant to the ESOP Restructuring. The General Partner will be entitled to receive approximately $3.1 million on an annualized basis if cash distributions to unitholders remain at $3.52 per year.

     The Amended and Restated Agreement of Limited Partnership, as amended (the "Partnership Agreement"), was amended as part of the ESOP Restructuring to, among other things, (i) relieve the General Partner of any obligation to make an additional capital contribution to the Partnership upon the issuance of additional LP Units if the General Partner receives a legal opinion that such additional capital contribution is not required for the Partnership or any of its operating partnerships to avoid being treated as an association taxable as a corporation for federal income tax purposes and (ii) to bind any successor general partner, upon removal and replacement of the General Partner by the unitholders, to the obligations of the General Partner and its affiliates under the Exchange Agreement and to consider this obligation in determining the value of the general partnership interest which must be acquired by a successor general partner.

     The issuance of LP Units to Services in exchange for BAC Preferred Stock and the amendment of the Partnership Agreement were approved by unitholders holding approximately 63 percent of the outstanding LP Units at the Special Meeting of Unitholders held on August 11, 1997.

     The Board of Directors of the General Partner announced on August 12, 1997, a regular quarterly Partnership cash distribution of $.88 per LP Unit payable August 29, 1997, to unitholders of record on August 22, 1997. This cash distribution represents a quarterly increase of $.13 per LP Unit, an increase of over 17 percent from the prior quarterly cash distribution level of $.75 per LP Unit, to an indicated annual cash distribution level of $3.52 per LP Unit. The amount of cash available for distribution to the unitholders by the Partnership is determined quarterly by the Board of Directors of the General Partner based upon numerous factors, including profitability of operations, fluctuations in working capital, capital expenditures, prevailing economic conditions and financial, business and other factors.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c) Exhibits.

         Exhibit No.                     Exhibit
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             3.1           Amendment No. 3 to Amended and Restated Agreement of
                           Limited Partnership of Buckeye Partners, L.P. dated August 12, 1997 (Incorporated herein by reference from the Partnership's Proxy Statement dated June 24,
                           1997).

            10.1 LP Unit Subscription Agreement, dated as of August 12, 1997, between Buckeye Partners, L.P. and Buckeye Pipe Line Services Company (Incorporated herein by reference from the Partnership's Proxy Statement dated June 28, 1997).

            10.2 Exchange Agreement, dated as of August 12, 1997, among Buckeye Management Company, Buckeye Partners, L.P., Buckeye Pipe Line Company, Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P., Everglades Pipe Line Company, L.P., Buckeye Tank Terminals Company, L.P. and BMC Acquisition Company (Incorporated herein by reference from the Partnership's Proxy Statement dated June 24, 1997).

            99.1           Press release, dated August 12, 1997


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                                   Signature
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BUCKEYE PARTNERS, L.P.
                                   By:  Buckeye Management Company,
                                              Its General Partner



                               By:  /s/  Stephen C. Muther
                                  ---------------------------------
                                  Name:  Stephen C. Muther
                                  Title: Senior Vice President, Administration,
                                         General Counsel and Secretary

Dated:  August 18, 1997

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                                 Exhibit Index
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        Exhibit No.                   Exhibit                         Page
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           3.1           Amendment No. 3 to Amended and Restated
                         Agreement of Limited Partnership of
                         Buckeye Partners, L.P. dated August 12,
                         1997 (Incorporated herein by reference
                         from the Partnership's Proxy Statement
                         dated June 24, 1997).


          10.1 LP Unit Subscription Agreement, dated as of August 12, 1997, between Buckeye Partners, L.P. and Buckeye Pipe Line Services Company (Incorporated herein by reference from the Partnership's Proxy Statement dated June 28, 1997).

          10.2 Exchange Agreement, dated as of August 12, 1997, among Buckeye Management Company, Buckeye Partners, L.P., Buckeye Pipe Line Company, Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P., Everglades Pipe Line Company, L.P., Buckeye Tank Terminals Company, L.P. and BMC Acquisition Company (Incorporated herein by reference from the Partnership's Proxy Statement dated June 24, 1997).

          99.1           Press Release dated August 12, 1997           7


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